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Exhibit 10.5

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of TPG N.V. (the "Company") on Form 20-F for the period ended 31 December 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R.A.S. Rossi, Group Managing Director Logistics of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

19 February 2003

/s/ R.A.S. ROSSI R.A.S. Rossi Group Managing Director Logistics

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Exhibit 10.5
CERTIFICATION – R.A.S. Rossi, Group Managing Director Logistics, TPG  N.V.